TCW/DW BALANCED FUND TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 LETTER TO THE SHAREHOLDERS MARCH 31, 1997

DEAR SHAREHOLDER:

For most of the six-month period under review, the economy was thought to be in a prolonged state of equilibrium. Despite two quarters of above-trend growth and historically low unemployment, inflation had been kept at bay. Investor enthusiasm for this environment fueled massive inflows into indexed portfolios and mutual funds during the first quarter of 1997. This created a situation in which the market's performance was achieved principally by the 50 to 75 most heavily weighted issues in each. Many diversified equity portfolios, which are comprised of a number of dynamic long-term investment themes, suffered to the extent that their holdings included companies not among the chosen few. By the end of the period, however, it became apparent that the economy was growing at a pace some considered to be above its noninflationary potential. Rapid job creation, high consumer confidence and strong real income growth all pointed to more strength in the months immediately ahead. With a tightening U.S. labor market and signs of an emerging recovery in Europe and Japan, the momentum evident in the last quarter prompted numerous warnings from the Federal Reserve Board of a potential rise in inflation. On March 25, 1997, the Federal Open Market Committee of the Federal Reserve chose to boost the federal-funds rate by 25 basis points. Subsequent data releases have since confirmed that the economy's continuing strength is more than temporary and suggests that some further credit tightening may occur to slow the momentum.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, TCW/DW Balanced Fund produced a total return of -0.44 percent for the six-month period ended March 31, 1997, compared to a return of
6.03 percent for the Lipper Balanced Funds Index. During the same period, the Standard & Poor's 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index produced returns of 11.26 percent and 2.42 percent, respectively. Throughout the period, approximately 67 percent of the Fund's net assets were allocated to stocks and approximately 33 percent to bonds.

TCW/DW BALANCED FUND
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

Throughout the last six months, the Fund's investment adviser, TCW Funds Management, Inc. (TCW), believed that good stock selection at this stage of the business expansion cycle would depend on company-specific profit dynamics, not on a rising economic tide. Accordingly, TCW focused investments in those companies with new product cycles such as pharmaceuticals and telecommunications equipment; new sources of productivity enhancement, as in outsourcing or industry consolidation; and companies exploiting the growing demand for modern business infrastructure all over the globe. Unfortunately, stocks within the telecommunications and outsourcing sectors performed extremely poorly during the period as investors were caught off guard by several earnings announcements that proved disappointing. TCW also emphasized investments in industries such as airlines, capital goods and aerospace where years of underinvestment are finally producing a tighter supply/demand balance and where far better than average profit growth is expected to occur in 1997.

TCW still believes these investment themes appear valid, even though major weakness in technology stocks has prompted concern that the long bull market in these sectors may be over. Although some of these issues may have reached excessive valuations late last year and early in 1997, based on the inevitability of some growth slowdown, their fundamental prospects for revenue and profit growth remain exceptionally favorable. Moreover, the recent price declines have brought many issues back to undervalued levels, even based on somewhat higher interest rates. Competition will remain intense, but these companies all represent global leaders, and they should continue to gain share of these expanding markets. The United States is by far the leading innovator in the wide range of technologies critical to the development and modernization of the world's infrastructure. Demand for these products should continue to increase, especially as Europe and Japan recover and other global markets open up. As a result, TCW has chosen to make only a few changes in the Fund's holdings, since it expects that stock prices will soon find a new equilibrium.

In the fixed-income portion of the portfolio, TCW responded early to the rise in interest rates by shortening the duration of the portfolio to that of the benchmark index. As it became apparent that the economy was gaining more strength than anticipated, TCW reversed its previous intention of reducing the Fund's mortgage exposure and followed through on its reduction in corporate securities. As a result, the fixed-income portion benefited from the capital-preserving qualities of its mortgage holdings relative to U.S. Treasuries during the period, and was buffeted from widening spreads in corporates following the market's reaction to a possible Federal Reserve tightening.

LOOKING AHEAD

It is difficult to forecast the depth and duration of any stock market correction, but investors should bear in mind that the U.S. economy currently exhibits few of the typical end-of-cycle imbalances that

TCW/DW BALANCED FUND
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

lead first to higher inflation and then to a monetary policy response that often results in a recession. Economic growth is now not as robust as it was in late 1993 and early 1994, when the policy shift was successful in achieving a soft landing. TCW believes there is no need for the Federal Reserve to tighten policy as dramatically in 1997 as it did then. The real federal-funds rate (federal-funds rate minus inflation) was zero in 1994. It now stands at 3 percent. The free market has already helped the Federal Reserve by sharply boosting the foreign exchange value of the dollar as well as mortgage rates. Banks have tightened credit standards, and loan demand is not nearly as strong as it was then. Accordingly, some moderation of the current growth rate is probable in the second half of the year even without further Federal Reserve action. More importantly, the market will discount a moderation of growth well in advance of the actual slowdown. At the end of March, the trailing earnings yield on the S&P 500 was an estimated 5.7 percent, while the bond equivalent yield on the one-year U.S. Treasury bill was 6.0 percent, implying that stocks may be about 5 percent overvalued. Based on forward 1997 earnings estimates and current interest rates, however, the market appears to be fairly valued, though some further hike in rates needs to be factored in along with higher profits. Some time will be required to rebuild investor confidence, but according to TCW's model, the near-term risks do not appear great and the outlook for an extended business cycle is still favorable, which suggests that investors can begin to extend their horizons into 1998 with confidence.

We appreciate your support of TCW/DW Balanced Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS (67.4%)
             AIR TRANSPORT (4.1%)
     5,400   AMR Corp.*................................................................  $      445,500
    23,000   Delta Air Lines, Inc......................................................       1,934,875
    18,400   UAL Corp.*................................................................       1,191,400
                                                                                         --------------
                                                                                              3,571,775
                                                                                         --------------
             AIRCRAFT & AEROSPACE (5.4%)
    21,800   Boeing Co.................................................................       2,150,025
    33,200   United Technologies Corp..................................................       2,498,300
                                                                                         --------------
                                                                                              4,648,325
                                                                                         --------------
             AUTO PARTS - ORIGINAL EQUIPMENT (2.9%)
    40,300   Lear Corp.*...............................................................       1,345,012
    23,100   Magna International, Inc. (Class A) (Canada)..............................       1,146,337
                                                                                         --------------
                                                                                              2,491,349
                                                                                         --------------
             AUTOMOTIVE (2.7%)
    52,300   Chrysler Corp.............................................................       1,569,000
    24,500   Ford Motor Co.............................................................         768,687
                                                                                         --------------
                                                                                              2,337,687
                                                                                         --------------
             BANKS (2.5%)
    20,100   Citicorp..................................................................       2,175,825
                                                                                         --------------
             BEVERAGES - SOFT DRINKS (1.5%)
    39,500   PepsiCo, Inc..............................................................       1,288,687
                                                                                         --------------
             BROADCAST MEDIA (1.0%)
    49,932   Westinghouse Electric Corp................................................         886,293
                                                                                         --------------
             BROKERAGE (1.4%)
    13,900   Merrill Lynch & Co., Inc..................................................       1,193,662
                                                                                         --------------
             BUSINESS SERVICES (1.5%)
    38,300   Green Tree Financial Corp.................................................       1,292,625
                                                                                         --------------
             COMMERCIAL SERVICES (1.0%)
    37,600   Corrections Corp. of America*.............................................         911,800
                                                                                         --------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (3.5%)
    19,500   Ascend Communications, Inc.*..............................................         794,625
    14,500   Cascade Communicanications Corp.*.........................................         382,438
    39,600   Cisco Systems, Inc.*......................................................       1,905,750
                                                                                         --------------
                                                                                              3,082,813
                                                                                         --------------
             COMPUTER EQUIPMENT (1.4%)
    30,400   Storage Technology Corp.*.................................................       1,193,200
                                                                                         --------------
             COMPUTER SERVICES (1.6%)
    22,600   Computer Sciences Corp.*..................................................       1,395,550
                                                                                         --------------
             COMPUTER SOFTWARE (2.6%)
    24,400   Microsoft Corp.*..........................................................       2,235,650
                                                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             CONSUMER PRODUCTS (1.4%)
    12,400   Kimberly-Clark Corp.......................................................  $    1,232,250
                                                                                         --------------
             DRUGS (1.2%)
    18,900   Amgen, Inc.*..............................................................       1,056,038
                                                                                         --------------
             ELECTRICAL EQUIPMENT (1.4%)
    18,200   Honeywell, Inc............................................................       1,235,325
                                                                                         --------------
             ELECTRONICS - DEFENSE (1.2%)
    20,100   Hewlett-Packard Co........................................................       1,070,325
                                                                                         --------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (4.4%)
    27,400   Intel Corp................................................................       3,808,600
                                                                                         --------------
             ENTERTAINMENT (0.9%)
    35,500   Mirage Resorts, Inc.*.....................................................         754,375
                                                                                         --------------
             FINANCIAL SERVICES (1.5%)
    29,500   Associates First Capital Corp.............................................       1,268,500
                                                                                         --------------
             HEALTH EQUIPMENT & SERVICES (1.1%)
    19,600   United Healthcare Corp....................................................         933,450
                                                                                         --------------
             HEALTHCARE - DIVERSIFIED (1.6%)
    15,600   Warner-Lambert Co.........................................................       1,349,400
                                                                                         --------------
             HEALTHCARE - DRUGS (2.3%)
    17,100   Johnson & Johnson.........................................................         904,163
    12,900   Lilly (Eli) & Co..........................................................       1,061,025
                                                                                         --------------
                                                                                              1,965,188
                                                                                         --------------
             HOUSEHOLD APPLIANCES (1.9%)
    37,300   American Standard Companies, Inc.*........................................       1,678,500
                                                                                         --------------
             INDUSTRIALS (1.8%)
    19,300   Caterpillar, Inc..........................................................       1,548,825
                                                                                         --------------
             INSURANCE BROKERS (1.1%)
     8,200   Marsh & McLennan Companies, Inc...........................................         928,650
                                                                                         --------------
             OFFICE EQUIPMENT & SUPPLIES (0.9%)
    13,600   Xerox Corp................................................................         773,500
                                                                                         --------------
             OIL & GAS EXPLORATION (0.8%)
    29,400   Canadian Natural Resources Ltd. (Canada)*.................................         711,119
                                                                                         --------------
             OIL - DOMESTIC (0.7%)
     7,200   Amoco Corp................................................................         623,700
                                                                                         --------------
             RAILROADS (1.7%)
    20,200   Burlington Northern Santa Fe Corp.........................................       1,494,800
                                                                                         --------------
             RESTAURANTS (0.8%)
    22,500   Boston Chicken, Inc.*.....................................................         683,438
                                                                                         --------------
             RETAIL - SPECIALTY (2.2%)
    35,600   Home Depot, Inc...........................................................       1,904,600
                                                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             SOAP & HOUSEHOLD PRODUCTS (2.4%)
    17,800   Procter & Gamble Co.......................................................  $    2,047,000
                                                                                         --------------
             TELECOMMUNICATIONS (0.8%)
    13,200   Lucent Technologies, Inc..................................................         696,300
                                                                                         --------------
             TOBACCO (2.2%)
    17,100   Philip Morris Companies, Inc..............................................       1,951,538
                                                                                         --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $52,060,413).............................................      58,420,662
                                                                                         --------------

 PRINCIPAL
 AMOUNT IN                                                       COUPON     MATURITY
 THOUSANDS                                                        RATE        DATE
-----------                                                     ---------  ----------
             CORPORATE BONDS (2.0%)
             AIRCRAFT & AEROSPACE (0.2%)
 $     200   Lockheed Martin Corp.............................      7.25 %   05/15/06         197,026
                                                                                       --------------
             AUTOMOTIVE (0.2%)
       200   General Motors Corp..............................      8.10     06/15/24         197,434
                                                                                       --------------
             BANKS (0.2%)
       200   Citicorp.........................................      7.125    03/15/04         197,032
                                                                                       --------------
             CABLE & TELECOMMUNICATIONS (0.3%)
       200   News America Holdings, Inc.......................      8.50     02/15/05         209,978
                                                                                       --------------
             FINANCIAL (0.2%)
       200   Abbey National PLC (United Kingdom)..............      6.69     10/17/05         190,756
                                                                                       --------------
             HEALTHCARE - DRUGS (0.2%)
       150   Lilly (Eli) & Co.................................      8.375    12/01/06         161,165
                                                                                       --------------
             INDUSTRIALS (0.3%)
       200   Caterpillar, Inc.................................      9.375    03/15/21         234,472
                                                                                       --------------
             UTILITIES (0.4%)
       200   Florida Power & Light Co.........................      7.05     12/01/26         180,678
       200   Texas Utilities Electric Co......................      7.875    04/01/24         191,376
                                                                                       --------------
                                                                                              372,054
                                                                                       --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $1,830,206)............................................       1,759,917
                                                                                       --------------

             U.S. GOVERNMENT OBLIGATIONS (14.2%)
     1,230   U.S. Treasury Bond...............................     12.00     08/15/13       1,690,278
       800   U.S. Treasury Bond...............................      7.50     11/15/24         826,960
       115   U.S. Treasury Bond...............................      6.50     11/15/26         105,879
     1,860   U.S. Treasury Note...............................      5.875    01/31/99       1,843,260
     1,225   U.S. Treasury Note...............................      6.00     08/15/99       1,211,219
     3,390   U.S. Treasury Note...............................      6.625    06/30/01       3,375,321

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                       COUPON     MATURITY
 THOUSANDS                                                        RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------
 $     795   U.S. Treasury Note...............................      6.375%   08/15/02  $      780,579
       300   U.S. Treasury Note...............................      5.875    02/15/04         283,674
     2,100   U.S. Treasury Note...............................      5.875    11/15/05       1,955,142
       250   U.S. Treasury Note...............................      6.50     10/15/06         242,145
                                                                                       --------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $12,536,140)...........................................      12,314,457
                                                                                       --------------

             MORTGAGE-BACKED SECURITIES (11.5%)
     1,509   Federal Home Loan Mortgage Corp..................      7.50     06/01/11       1,512,529
     1,632   Federal Home Loan Mortgage Corp..................      7.50     08/01/11       1,635,272
     1,871   Federal Home Loan Mortgage Corp..................      7.00     08/01/25       1,792,424
     1,441   Federal Home Loan Mortgage Corp..................      8.00     06/01/26       1,449,967
       844   Federal National Mortgage Assoc..................      7.00     04/01/09         833,151
     1,541   Government National Mortgage Assoc...............      7.00     04/15/26       1,469,622
     1,267   Government National Mortgage Assoc...............      8.00     08/15/26       1,272,413
                                                                                       --------------

             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $10,037,175)...........................................       9,965,378
                                                                                       --------------

             ASSET-BACKED SECURITIES (2.2%)
       784   Federal Housing Administration Burbank Retirement
               Center.........................................      7.50     02/01/32         761,700
       346   First Alliance Mortgage Loan Trust 94
               A-1............................................      5.85     04/25/25         328,326
       505   First Alliance Mortgage Loan Trust 94
               A-2............................................      7.625    07/25/25         503,517
       294   UCFC Home Equity Loan 93 D.......................      5.45     07/10/13         281,249
                                                                                       --------------

             TOTAL ASSET-BACKED SECURITIES
             (IDENTIFIED COST $1,909,467)............................................       1,874,792
                                                                                       --------------

             COLLATERALIZED MORTGAGE OBLIGATION (1.0%)
     1,000   Federal National Mortgage Assoc.
               1996-53M (Identified Cost $928,437)............      6.50     12/18/11         905,038
                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                       COUPON     MATURITY
 THOUSANDS                                                        RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (2.5%)
             REPURCHASE AGREEMENT
 $   2,168   The Bank of New York (dated 03/31/97; proceeds
               $2,168,104; collateralized by $936,337 U.S.
               Treasury Note 6.25% due 07/31/98 valued at
               $946,167 and $1,269,995 U.S. Treasury Note
               6.00% due 08/15/99 valued at $1,264,969)
               (Identified Cost $2,167,781)...................      5.375%   04/01/97  $    2,167,781
                                                                                       --------------

             TOTAL INVESTMENTS
             (IDENTIFIED COST $81,469,619)(A).............................     100.8%      87,408,025

             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...............     (0.8)         (714,629)
                                                                               -----   --------------

             NET ASSETS...................................................     100.0%  $   86,693,396
                                                                               -----   --------------
                                                                               -----   --------------

---------------------
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,899,345 and the aggregate gross unrealized depreciation is $3,960,939, resulting in net unrealized appreciation of $5,938,406.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $81,469,619).............................  $87,408,025
Cash........................................................       13,060
Receivable for:
    Interest................................................      301,077
    Dividends...............................................       67,146
    Shares of beneficial interest sold......................       21,111
Deferred organizational expenses............................       56,357
Prepaid expenses............................................       78,015
                                                              -----------

     TOTAL ASSETS...........................................   87,944,791
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................      928,438
    Shares of beneficial interest repurchased...............      103,741
    Plan of distribution fee................................       77,291
    Management fee..........................................       34,781
    Investment advisory fee.................................       23,187
    Dividends to shareholders...............................        2,978
Accrued expenses............................................       80,979
                                                              -----------
     TOTAL LIABILITIES......................................    1,251,395
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   75,022,653
Net unrealized appreciation.................................    5,938,406
Accumulated undistributed net investment income.............       32,667
Accumulated undistributed net realized gain.................    5,699,670
                                                              -----------
     NET ASSETS.............................................  $86,693,396
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  7,522,385 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                   $11.52
                                                              -----------
                                                              -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $1,032,698
Dividends (net of $694 foreign withholding tax).............     343,856
                                                              ----------
     TOTAL INCOME...........................................   1,376,554
                                                              ----------

EXPENSES
Plan of distribution fee....................................     454,362
Management fee..............................................     208,575
Investment advisory fee.....................................     139,050
Transfer agent fees and expenses............................      51,359
Professional fees...........................................      34,264
Organizational expenses.....................................      17,775
Trustees' fees and expenses.................................      17,583
Shareholder reports and notices.............................      14,327
Custodian fees..............................................       8,976
Registration fees...........................................       7,411
Other.......................................................       5,183
                                                              ----------

     TOTAL EXPENSES.........................................     958,865
                                                              ----------

     NET INVESTMENT INCOME..................................     417,689
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................   6,256,376
Net change in unrealized appreciation.......................  (6,894,116)
                                                              ----------

     NET LOSS...............................................    (637,740)
                                                              ----------

NET DECREASE................................................  $ (220,051)
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                               MARCH 31, 1997     SEPTEMBER 30,
                                                                (UNAUDITED)            1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $   417,689        $ 1,102,597
Net realized gain...........................................      6,256,376          7,206,334
Net change in unrealized appreciation.......................     (6,894,116)         2,886,118
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................       (220,051)        11,195,049
                                                              ----------------   ----------------

DIVIDENDS:
From net investment income..................................       (381,851)           (36,468)
In excess of net investment income..........................       --                 (838,389)
                                                              ----------------   ----------------

     TOTAL..................................................       (381,851)          (874,857)
                                                              ----------------   ----------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (5,195,979)       (24,545,353)
                                                              ----------------   ----------------

     NET DECREASE...........................................     (5,797,881)       (14,225,161)
                                                              ----------------   ----------------

NET ASSETS:
Beginning of period.........................................     92,491,277        106,716,438
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $32,667 AND DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $3,171, RESPECTIVELY)................................    $86,693,396        $92,491,277
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund was organized as a Massachusetts business trust on March 2, 1993 and commenced operations on October 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company, Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $180,493 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, its affiliates or any other selected broker-dealer under the Plan: (1) compensation to, and expenses of, account executives of DWR and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The amount of each monthly reimbursement may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended March 31, 1997, the distribution fee accrued was at the annual rate of 0.98%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $43,527,702 and $48,730,721, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $11,189,266 and $11,212,928, respectively.

For the six months ended March 31, 1997, the Fund incurred $9,125 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $23,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX
                                                                           MONTHS ENDED                  FOR THE YEAR
                                                                          MARCH 31, 1997                    ENDED
                                                                   ----------------------------       SEPTEMBER 30, 1996
                                                                           (UNAUDITED)            --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................      809,097   $    9,748,638     1,434,033   $ 15,701,592
Reinvestment of dividends........................................       28,570          339,569        71,704        794,910
                                                                   -----------   --------------   -----------   ------------
                                                                       837,667       10,088,207     1,505,737     16,496,502
Repurchased......................................................   (1,271,460)     (15,284,186)   (3,751,703)   (41,041,855)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................     (433,793)  $   (5,195,979)   (2,245,966)  $(24,545,353)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

7. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Fund had a net capital loss carryover of approximately $312,000 which will be available through September 30, 2003 to offset future capital gains to the extent provided by regulations.

At September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

TCW/DW Balanced Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                         FOR THE PERIOD
                                     FOR THE SIX MONTHS      FOR THE YEAR          FOR THE YEAR        OCTOBER 29, 1993*
                                      ENDED MARCH 31,           ENDED                 ENDED                 THROUGH
                                            1997          SEPTEMBER 30, 1996    SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
--------------------------------------------------------------------------------------------------------------------------
                                        (UNAUDITED)

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
  period...........................       $  11.63             $  10.46               $  9.43                $ 10.00
                                            ------               ------                ------                 ------

Net investment income..............           0.05                 0.15                  0.20                   0.10
Net realized and unrealized gain
  (loss)...........................          (0.11)                1.12                  0.93                  (0.58)
                                            ------               ------                ------                 ------

Total from investment operations...          (0.06)                1.27                  1.13                  (0.48)
                                            ------               ------                ------                 ------

Less dividends:
   From net investment income......          (0.05)                  --                 (0.10)                 (0.09)
   In excess of net investment
   income..........................             --                (0.10)                   --                     --
                                            ------               ------                ------                 ------

Total dividends....................          (0.05)               (0.10)                (0.10)                 (0.09)
                                            ------               ------                ------                 ------

Net asset value, end of period.....       $  11.52             $  11.63               $ 10.46                $  9.43
                                            ------               ------                ------                 ------
                                            ------               ------                ------                 ------

TOTAL INVESTMENT RETURN+...........          (0.44)%(1)           12.20%                11.97%                 (4.80)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................           2.07%(2)             2.14%                 2.11%                  2.06%(2)

Net investment income..............           0.90%(2)             1.12%                 1.88%                  1.22%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
  thousands........................        $86,693              $92,491              $106,716               $149,357

Portfolio turnover rate............             48%(1)              117%                  123%                   113%(1)

Average commission rate paid.......        $0.0582              $0.0583                    --                     --

---------------------
 *   Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS